U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): March 28, 2008


                           Berkeley Technology Limited
             (Exact Name of Registrant as Specified in its Articles)
                             ----------------------

                                     0-21874
                            (Commission File Number)

Jersey (Channel Islands) U.K.                     Not applicable
(State or Other Jurisdiction            (I.R.S. Employer Identification No.)
        of Incorporation)


                                 4 Wests centre
                                   St. Helier
                                     Jersey
                                 Channel Islands
                                    JE2 4ST
                            Tel: 011 44 1534 607700
             (Address and telephone of Principal Executive Offices)


                                       N/A
             (Former Name or Address, if Changed Since Last Report)

The following information is furnished pursuant to this Item 7.01,"Regulation FD Disclosure" and Item 2.02, " Results of Operations and Financial Condition


FOR IMMEDIATE RELEASE                                             March 28, 2008


                           Berkeley Technology Limited

                          Preliminary Financial Results
                               For the Year Ended
                                December 31, 2007

London, March 28, 2008 - Berkeley Technology Limited (OTCBB:  BKLYY.PK,  London:
BEK.L) (the "Company") is an international venture capital and consulting firm with a focus on Silicon Valley technology companies.

The Company today reported financial results for the year ended December 31, 2007. The Company's consolidated net income from continuing operations, computed in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), for the year ended December 31, 2007, was $0.4 million, or $0.01 per diluted share and $0.07 per diluted ADR, compared with a consolidated net loss from continuing operations of $(2.7) million, or $(0.05) per diluted share and $(0.53) per diluted ADR, for the year ended December 31, 2006. Including a loss on discontinued operations of $1.0 million, the consolidated net loss for 2006 was $(3.7) million, or $(0.07) per diluted share and $(0.73) per diluted ADR.

No dividends will be paid on the outstanding shares and ADRs for 2007.

A $1.0 million increase in consulting fee income, a $0.9 million decline in operating expenses and the receipt of a $1.2 million partial distribution resulting from the WorldCom, Inc. securities litigation underpinned the improved results in 2007. Subsequent to December 31, 2007, we received a further $0.3 million payment representing the final distribution from the WorldCom, Inc. securities litigation. This $0.3 million payment will be recognized in the first quarter of 2008 in the Company's consolidated statement of operations as a realized gain, and, along with the $1.2 million received in January 2007, recovers part of the realized loss recorded by London Pacific Assurance Limited ("LPAL") on its WorldCom bonds in 2002.

LPAL's policyholder liabilities declined during 2007 by $3.5 million. We will continue to evaluate new product opportunities for LPAL. Any future gains on LPAL's investment portfolio would give us more flexibility to rebuild our insurance operations.

Our intention is to continue managing the Company to create value for our shareholders. We believe that our long history of successfully investing in Silicon Valley technology companies positions us well to create value by acquiring equity positions in promising private companies. We back entrepreneurs directly with our own capital, or by coinvesting with clients, or in certain cases we may benefit from investments made by clients if their investments are successful. In 2007, we established several new equity positions, through direct investment and through equity rights received as part of our consulting activities. We use our consulting relationships in part to generate fees that cover operating expenses. The level of consulting fees is expected to be volatile depending on the nature and extent of our work at any point in time. The Company's costs have fallen but the burden of maintaining listings in two jurisdictions, particularly in the U.S., has risen. We will evaluate ways to reduce this burden to help preserve capital for the Company and its shareholders.


                                      *****

Statements contained herein which are not historical facts are forward-looking statements that involve a number of risks and uncertainties that could cause the actual results of the future events described in such forward-looking statements to differ materially from those anticipated in such forward-looking statements. Factors that could cause or contribute to deviations from the forward-looking statements include, but are not limited to, (i) variations in demand for the Company's products and services, (ii) the success of the Company's new products and services, (iii) significant changes in net cash flows in or out of the Company's businesses, (iv) fluctuations in the performance of debt and equity markets worldwide, (v) the enactment of adverse state, federal or foreign regulation or changes in government policy or regulation (including accounting standards) affecting the Company's operations, (vi) the effect of economic conditions and interest rates in the U.S., the U.K. or internationally, (vii) the ability of the Company's subsidiaries to compete in their respective businesses, (viii) the ability of the Company to attract and retain key personnel, and (ix) actions by governmental authorities that regulate the Company's businesses, including insurance commissions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.


Please address any inquiries to:

Ian Whitehead                     Jersey                          (0)1534 607700
Chief Financial Officer
Berkeley Technology Limited


The Company's 2007 annual report will be sent to shareholders during May. Copies of this report may be obtained by contacting the registered office in Jersey, Channel Islands.

Form 10-K for the year ended December 31, 2007

A copy of the above document will be submitted to the U.K. Listing Authority and will be shortly available for inspection at the U.K. Listing Authority's Document Viewing Facility, which is situated at:

Financial Services Authority
25 The North Colonnade
Canary Wharf
London
E14 5HS

Tel: 020 7676 1000

Berkeley Technology Limited
Consolidated Statements of Operations (Preliminary)
Under U.S. GAAP (unaudited)
In thousands, except per share and ADS amounts

                                                                   Years Ended December 31,
                                                                   ........................
                                                                      2007          2006
                                                                   ..........   ...........
Continuing operations:

Revenues:
Investment income                                                  $      804   $     1,203
Insurance policy charges                                                    2             2
Consulting and other fee income                                         1,718           722
Net realized investment gains (losses)                                  1,198            (2)
Change in net unrealized investment gains and losses on trading
  securities                                                                -            18
                                                                   ..........   ...........

                                                                        3,722         1,943
Expenses:
Amounts credited on insurance policyholder accounts                        44           468
Operating expenses                                                      3,299         4,152
Interest expense                                                            1             1
                                                                   ..........   ...........

                                                                        3,344         4,621
                                                                   ..........   ...........
Income (loss) from continuing operations before income tax
expense                                                                   378        (2,678)

Income tax expense                                                          2             5
                                                                   ..........   ...........
Income (loss) from continuing operations                                  376        (2,683)

Discontinued operations:
Loss on disposal of discontinued operations, net of income
  tax expense of $0                                                         -        (1,000)
                                                                   ..........   ...........
Loss on discontinued operations                                             -        (1,000)
                                                                   ..........   ...........
Net income (loss)                                                  $      376   $    (3,683)
                                                                   ..........   ...........
                                                                   ..........   ...........


Basic and diluted earnings (loss) per share and ADS:

Basic and diluted earnings (loss) per share:
Continuing operations                                              $     0.01   $     (0.05)
Discontinued operations                                                     -         (0.02)
                                                                   ..........   ...........
                                                                   $     0.01   $     (0.07)
                                                                   ..........   ...........
                                                                   ..........   ...........

Basic and diluted earnings (loss) per ADS:
Continuing operations                                              $     0.07   $     (0.53)
Discontinued operations                                                     -         (0.20)
                                                                   ..........   ...........

                                                                    $    0.07      $  (0.73)
                                                                   ..........   ...........
                                                                   ..........   ...........

The financial information set out above does not constitute the Company's statutory accounts for the year ended December 31, 2007.

Berkeley Technology Limited
Consolidated Balance Sheets (Preliminary)
Under U.S. GAAP (unaudited)
In thousands, except share amounts

                                                                                    December 31,
                                                                             .........................
                                                                                2007          2006
                                                                             ...........   ...........
                                 ASSETS

Investments (principally of life insurance subsidiary):
  Fixed maturities:
    Available-for-sale, at fair value (amortized cost: $0 and $9,021
      as of December 31, 2007 and 2006, respectively)                        $         -   $     9,007
    Held-to-maturity, at amortized cost (fair value: $0 and $3,004
      as of December 31, 2007 and 2006, respectively)                                  -         3,009
  Equity securities:
    Available-for-sale, at estimated fair value                                    1,984           844

                                                                             ...........   ...........
Total investments                                                                  1,984(1)     12,860

Cash and cash equivalents                                                         14,568(1)      6,707
Accrued investment income                                                             15           304
Property and equipment, net                                                           14            17
Other assets                                                                         586           349
                                                                             ...........   ...........
Total assets                                                                 $    17,167   $    20,237
                                                                             ...........   ...........
                                                                             ...........   ...........

                  LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Life insurance policy liabilities                                            $       141   $     3,640
Accounts payable and accruals                                                        547           674
                                                                             ...........   ...........
Total liabilities                                                                    688         4,314
                                                                             ...........   ...........
Commitments and contingencies

Shareholders' equity:
Ordinary shares, $0.05 par value per share: 86,400,000 shares authorized;
  64,439,073 shares issued and outstanding as of December 31, 2007
         and 2006                                                                  3,222         3,222
Additional paid-in capital                                                        67,789        67,718
Retained earnings                                                                  8,465         7,999
Employee benefit trusts, at cost (13,522,381 shares as of
  December 31, 2007 and 2006)                                                    (62,598)      (62,598)
Accumulated other comprehensive loss                                                (399)         (418)
                                                                             ...........   ...........
Total shareholders' equity                                                        16,479        15,923
                                                                             ...........   ...........
Total liabilities and shareholders' equity                                   $    17,167   $    20,237
                                                                             ...........   ...........
                                                                             ...........   ...........

(1) Includes $1,844 of investments and $10,315 of cash and cash equivalents in the Company's insurance  subsidiary (LPAL)
    which are not currently available to fund the operations or commitments of the Company or its other subsidiaries.

The financial information set out above does not constitute the Company's statutory accounts for the year ended December 31, 2007.

Berkeley Technology Limited
Consolidated Statements of Cash Flows (Preliminary)
Under U.S. GAAP (unaudited)
In thousands

                                                                   Years Ended December 31,
                                                                   ........................
                                                                      2007          2006
                                                                   ..........   ...........
Net income (loss)                                                  $      376   $    (3,683)

Adjustments to reconcile net income (loss) to net cash
  used in operating activities:
Depreciation and amortization                                               5            32
Non-cash consulting fees                                                 (140)            -
Amounts credited on insurance policyholder accounts                        44           468
Net realized investment losses (gains)                                 (1,198)            2
Loss on forfeiture of escrow                                                -         1,000
Change in net unrealized investment gains and losses on trading
   securities                                                               -           (18)
Net amortization of investment premiums and discounts                      30           185
Share based compensation                                                   71            58

Net changes in operating assets and liabilities:
  Trading equity securities                                                 -           108
  Accrued investment income                                               289           305
  Other assets                                                           (237)          (37)
  Life insurance policy liabilities                                        (2)           (2)
  Accounts payable, accruals and other liabilities                        (27)          168
Other operating cash flows                                                  2            25
                                                                   ..........   ...........
Net cash used in operating activities                                    (787)       (1,389)
                                                                   ..........   ...........
Cash flows from investing activities:
Purchases of held-to-maturity fixed maturity securities                     -       (3,036)
Purchases of available-for-sale fixed maturity securities                   -       (9,082)
Purchases of available-for-sale equity securities                      (1,000)           -
Proceeds from maturity of held-to-maturity fixed maturity
  securities                                                            3,000         7,000
Proceeds from sale and maturity of available-for-sale fixed
  maturity securities                                                   9,000        14,364
Partial proceeds from WorldCom, Inc. securities litigation              1,198             -
settlement
Capital expenditures                                                       (4)           (7)
                                                                   ..........   ...........
Net cash provided by investing activities                               12,194        9,239
                                                                   ..........   ...........
Cash flows from financing activities:
Insurance policyholder benefits paid                                   (3,560)      (11,625)
                                                                   ..........   ...........
Net cash used in financing activities                                  (3,560)      (11,625)
                                                                   ..........   ...........

Net increase (decrease) in cash and cash equivalents                    7,847        (3,775)
Cash and cash equivalents at beginning of year                          6,707        10,039
Foreign currency translation adjustment                                    14           443
                                                                   ..........   ...........
Cash and cash equivalents at end of year (1)                       $   14,568   $     6,707
                                                                   ..........   ...........
                                                                   ..........   ...........

(1)   The amount for December 31, 2007 includes $10,315 in the Company's  insurance  subsidiary (LPAL)
      which is not currently available to fund the operations or commitments of the Company or its other subsidiaries.

The financial information set out above does not constitute the Company's statutory accounts for the year ended December 31, 2007.